Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as of March 31, 2009

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - March 31, 2009

Table of Contents

Page
Regulation G
Consolidated Financial Statements
Consolidated Income Statements	1
Condensed Consolidated Balance Sheets	2
Condensed Consolidated Statements of Cash Flows	3
Consolidated Statements of Comprehensive Income (Loss)	4
Segment Information
For the three months ended March 31, 2009 and 2008	5-6
Non-Life segment	7
U.S. sub-segment	8
Global (Non-U.S.) P&C sub-segment	9
Global (Non-U.S.) Specialty sub-segment	10
Catastrophe sub-segment	11
Life segment	12
Corporate and Other	13
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	14
Distribution of Premiums by treaty type	15
Investments
Investment Portfolio	16
Distribution of Corporate Bonds and Equities	17-18
Distribution of Mortgage/Asset-Backed Securities	19
Other Invested Assets including Private Markets and Derivative Exposures	20
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains	21
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	22
Analysis of Policy Benefits for Life and Annuity Contracts	23
Reserve Development	24

Reconciliation of GAAP and non-GAAP measures	25-26
Diluted Book Value per Common Share - Treasury Stock Method	27
Diluted Book Value per Common Share - Rollforward	28-29

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings available to Common Shareholders (Operating Earnings), Diluted Operating Earnings per Common Share and Annualized Operating Return on Beginning Common Shareholders’ Equity (Annualized Operating ROE): The Company uses Operating Earnings, Diluted Operating Earnings per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings per Common Share using Operating Earnings for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Operating Earnings for the period divided by the common shareholders’ equity as of the beginning of the year. Operating Earnings and Diluted Operating Earnings per Common Share should not be viewed as a substitute for Net Income or Diluted Net Income per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities (net of tax). The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital: The Company calculates total capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Revenues
Gross premiums written	$1,340,380	$752,169	$868,584	$968,163	$1,439,332	$4,028,248	$3,810,164

Net premiums written	$1,308,058	$752,408	$869,194	$956,269	$1,411,564	$3,989,435	$3,757,109
(Increase) decrease in unearned premiums	(441,608)	231,864	209,265	(730)	(501,811)	(61,411)	20,362

Net premiums earned	866,450	984,272	1,078,459	955,539	909,753	3,928,024	3,777,471
Net investment income	133,127	144,321	146,138	145,494	137,010	572,964	523,259
Net realized and unrealized investment (losses) gains(1)	(70,120)	63,967	(324,184)	(296,255)	25,112	(531,360)	(72,492)
Net realized gain on purchase of capital efficient notes	88,427	—	—	—	—	—	—
Other income (loss)	4,582	7,946	(3,838)	4,591	1,639	10,335	(17,479)

Total revenues	1,022,466	1,200,506	896,575	809,369	1,073,514	3,979,963	4,210,759

Expenses
Losses and loss expenses and life policy benefits	518,899	718,871	751,961	548,720	589,668	2,609,220	2,082,461
Acquisition costs	199,968	233,660	232,814	228,170	204,238	898,882	849,715
Other operating expenses	83,594	89,053	86,939	96,737	92,280	365,009	326,486
Interest expense	9,146	12,541	11,877	14,914	11,896	51,228	54,017
Net foreign exchange losses (gains)	3,349	(14,041)	4,597	(1,574)	4,798	(6,221)	15,552

Total expenses	814,956	1,040,084	1,088,188	886,967	902,880	3,918,118	3,328,231

Income (loss) before taxes and interest in (losses) earnings of equity investments	207,510	160,422	(191,613)	(77,598)	170,634	61,845	882,528
Income tax expense (benefit)	59,812	59,910	(39,508)	(53,423)	42,726	9,705	81,748
Interest in (losses) earnings of equity investments	(6,177)	(5,222)	386	(1,849)	1,112	(5,573)	(82,968)

Net income (loss)	$141,521	$95,290	$(151,719)	$(26,024)	$129,020	$46,567	$717,812

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631	$34,525	$34,525

Operating earnings available to common shareholders	$155,742	$53,931	$121,331	$183,830	$110,211	$469,304	$822,442

Comprehensive income (loss), net of tax	$112,645	$(45,437)	$(243,372)	$(15,302)	$190,197	$(113,914)	$888,692

Per Share Data:
Earnings (loss) per common share:
Basic operating earnings	$2.76	$0.97	$2.27	$3.39	$2.03	$8.64	$14.66
Net realized and unrealized investment (losses) gains, net of tax (1)	(1.32)	0.68	(5.27)	(4.04)	0.17	(8.35)	(1.00)
Net realized gain on purchase of capital efficient notes, net of tax	1.00	—	—	—	—	—	—
Interest in (losses) earnings of equity investments, net of tax	(0.09)	(0.09)	(0.01)	0.01	0.02	(0.07)	(1.48)

Basic net income (loss)	$2.35	$1.56	$(3.01)	$(0.64)	$2.22	$0.22	$12.18

Weighted average number of common shares outstanding	56,511.2	55,521.6	53,339.9	54,276.6	54,248.3	54,347.1	56,104.4
Diluted operating earnings	$2.72	$0.95	$2.27	$3.39	$1.98	$8.43	$14.29
Net realized and unrealized investment (losses) gains, net of tax (1)	(1.30)	0.67	(5.27)	(4.04)	0.16	(8.15)	(0.98)
Net realized gain on purchase of capital efficient notes, net of tax	0.99	—	—	—	—	—	—
Interest in (losses) earnings of equity investments, net of tax	(0.09)	(0.09)	(0.01)	0.01	0.02	(0.06)	(1.44)

Diluted net income (loss)	$2.32	$1.53	$(3.01)	$(0.64)	$2.16	$0.22	$11.87

Weighted average number of common and common share equivalents outstanding	57,320.3	56,602.1	53,339.9	54,276.6	55,711.2	55,639.6	57,557.9

(1)	Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007		December 31, 2006
Assets
Total investments	$10,830,252		$10,886,391		$10,859,773		$11,561,358		$11,691,038		$10,917,341		$9,689,937
Cash and cash equivalents	571,638		838,280		675,594		480,349		497,567		654,895		988,788
Accrued investment income	170,693		169,103		154,551		201,234		179,611		176,386		157,923
Reinsurance balances receivable	2,125,796		1,719,694		1,871,981		2,160,974		2,135,239		1,449,702		1,573,566
Funds held by reinsured companies	753,187		786,422		893,583		938,804		954,421		1,083,036		1,002,402
Deferred acquisition costs	659,012		617,121		690,145		756,582		750,627		641,818		542,698
Other assets	1,164,196		1,262,309		1,362,712		1,288,269		1,244,785		1,226,318		1,078,198

Total assets	$16,274,774		$16,279,320		$16,508,339		$17,387,570		$17,453,288		$16,149,496		$15,033,512

Liabil0ties
Unpaid losses and loss expenses	$7,393,205		$7,510,666		$7,484,625		$7,614,036		$7,573,371		$7,231,436		$6,870,785
Policy benefits for life and annuity contracts	1,421,420		1,432,015		1,526,275		1,641,389		1,600,447		1,541,687		1,430,691
Unearned premiums	1,706,598		1,273,787		1,555,263		1,837,256		1,837,778		1,267,873		1,215,624
Other reinsurance balances payable	217,335		209,007		192,219		203,933		220,023		156,055		154,367
Debt obligations	520,989		907,605		907,605		907,605		877,605		877,605		877,605
Other liabilities	733,160		747,132		757,666		774,109		871,460		753,283		698,593

Total liabilities	11,992,707		12,080,212		12,423,653		12,978,328		12,980,684		11,827,939		11,247,665

Total shareholders’ equity	4,282,067		4,199,108		4,084,686		4,409,242		4,472,604		4,321,557		3,785,847

Total liabilities and shareholders’ equity	$16,274,774		$16,279,320		$16,508,339		$17,387,570		$17,453,288		$16,149,496		$15,033,512

Shareholders’ Equity Per Common Share (excluding cumulative preferred shares)	$66.49		$65.17		$66.91		$72.02		$72.84		$70.07		$57.22

Diluted Book Value Per Common and Common Share Equivalents Outstanding (assuming exercise of all stock-based awards)	$65.55		$63.95		$65.38		$70.22		$70.93		$67.96		$56.07

Number of Common and Common Share Equivalents Outstanding	57,388.2		57,533.9		54,519.3		55,388.3		55,725.7		55,936.4		58,248.8

Capital Structure:
Long-term debt	$200,000	4%	$200,000	4%	$400,000	8%	$400,000	8%	$620,000	12%	$620,000	12%	$620,000	13%
Senior notes(1)	250,000	5	250,000	5	250,000	5	250,000	5	—	—	—	—	—	—
Capital efficient notes(2)	63,384	1	250,000	5	250,000	5	250,000	5	250,000	5	250,000	5	250,000	6
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	6	290,000	6	290,000	6	290,000	5	290,000	5	290,000	6	290,000	6
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	5	230,000	5	230,000	5	230,000	4	230,000	4	230,000	4	230,000	5
Common shareholders’ equity	3,762,067	79	3,679,108	75	3,564,686	71	3,889,242	73	3,952,604	74	3,801,557	73	3,265,847	70

Total Capital	$4,795,451	100%	$4,899,108	100%	$4,984,686	100%	$5,309,242	100%	$5,342,604	100%	$5,191,557	100%	$4,655,847	100%

(1)	PartnerRe Finance A LLC, the issuer of the senior notes, does not meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $250 million on its Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $71.0 million as at March 31, 2009 and $257.6 million for all other Condensed Consolidated Balance Sheet dates presented.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Net cash provided by operating activities:
Underwriting operations	$147	$153	$190	$102	$159	$604	$650

Investment income	131	125	187	127	141	580	515

Taxes and foreign exchange	(24)	(10)	(5)	(7)	(3)	(25)	(66)

Cash flow from operations	254	268	372	222	297	1,159	1,099

Sales of trading securities (1)	—	—	—	—	—	—	128

Net cash provided by operating activities as published	$254	$268	$372	$222	$297	$1,159	$1,227

Net cash provided by operating activities	$254	$268	$372	$222	$297	$1,159	$1,227

Net cash used in investing activities (1)	(180)	(254)	(73)	(211)	(406)	(944)	(1,193)

Net cash (used in) provided by financing activities	(329)	162	(89)	(26)	(49)	(2)	(379)

Effect of foreign exchange rate changes on cash	(11)	(14)	(14)	(2)	—	(30)	11

(Decrease) increase in cash and cash equivalents	(266)	162	196	(17)	(158)	183	(334)

Cash and cash equivalents - beginning of period	838	676	480	497	655	655	989

Cash and cash equivalents - end of period	$572	$838	$676	$480	$497	$838	$655

(1)	Following the adoption of SFAS 159 on January 1, 2008, purchases and sales of trading securities are classified within investing activities.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income (Loss)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Net income (loss)	$141,521	$95,290	$(151,719)	$(26,024)	$129,020

Change in net unrealized gains or losses on investments, net of tax	1,138	76	(146)	6,653	8,574
Change in currency translation adjustment	(31,200)	(128,163)	(91,732)	4,000	53,006
Change in unfunded pension obligation, net of tax	1,186	(12,640)	225	69	(403)

Comprehensive income (loss)	$112,645	$(45,437)	$(243,372)	$(15,302)	$190,197

	For the year ended
	December 31, 2008	December 31, 2007
Net income	$46,567	$717,812

Change in net unrealized gains or losses on investments, net of tax	15,157	37,834
Change in currency translation adjustment	(162,889)	129,043
Change in unfunded pension obligation, net of tax	(12,749)	4,003

Comprehensive (loss) income	$(113,914)	$888,692

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the three months ended March 31, 2009

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total
Gross premiums written	$312	$299	$359	$205	$1,175	$164	$1	$1,340

Net premiums written	$312	$299	$331	$205	$1,147	$160	$1	$1,308
(Increase) decrease in unearned premiums	(71)	(142)	(84)	(126)	(423)	(20)	1	(442)

Net premiums earned	$241	$157	$247	$79	$724	$140	$2	$866
Losses and loss expenses and life policy benefits	(162)	(75)	(157)	(11)	(405)	(113)	(1)	(519)
Acquisition costs	(63)	(41)	(60)	(8)	(172)	(28)	—	(200)

Technical result	$16	$41	$30	$60	$147	$(1)	$1	$147

Other income					3	1	1	5
Other operating expenses					(54)	(10)	(20)	(84)

Underwriting result					$96	$(10)	n/a	$68

Net investment income						15	118	133

Allocated underwriting result (1)						$5	n/a	n/a

Net realized and unrealized investment losses							(70)	(70)
Net realized gain on purchase of capital efficient notes							89	89
Interest expense							(9)	(9)
Net foreign exchange losses							(3)	(3)
Income tax expense							(60)	(60)
Interest in losses of equity investments							(6)	(6)

Net income							n/a	$142

Loss ratio (2)	66.9%	47.9%	63.6%	14.1%	55.9%
Acquisition ratio (3)	26.2	26.0	24.4	9.6	23.7

Technical ratio (4)	93.1%	73.9%	88.0%	23.7%	79.6%
Other operating expense ratio (5)					7.4

Combined ratio (6)					87.0%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the three months ended March 31, 2008

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-Life Segment	Life Segment	Corporate and Other	Total
Gross premiums written	$332	$375	$354	$198	$1,259	$174	$6	$1,439

Net premiums written	$332	$373	$333	$198	$1,236	$170	$6	$1,412
Increase in unearned premiums	(66)	(172)	(114)	(121)	(473)	(25)	(4)	(502)

Net premiums earned	$266	$201	$219	$77	$763	$145	$2	$910
Losses and loss expenses and life policy benefits	(171)	(147)	(148)	(2)	(468)	(122)	—	(590)
Acquisition costs	(66)	(52)	(54)	(7)	(179)	(25)	—	(204)

Technical result	$29	$2	$17	$68	$116	$(2)	$2	$116
Other income					1	—	—	1
Other operating expenses					(57)	(9)	(26)	(92)

Underwriting result					$60	$(11)	n/a	$25
Net investment income						15	122	137

Allocated underwriting result (1)						$4	n/a	n/a
Net realized and unrealized investment gains							25	25
Interest expense							(12)	(12)
Net foreign exchange losses							(4)	(4)
Income tax expense							(43)	(43)
Interest in earnings of equity investments							1	1

Net income							n/a	$129

Loss ratio (2)	64.2%	73.4%	67.7%	2.0%	61.3%
Acquisition ratio (3)	24.9	25.9	24.6	9.1	23.5

Technical ratio (4)	89.1%	99.3%	92.3%	11.1%	84.8%
Other operating expense ratio (5)					7.5

Combined ratio (6)					92.3%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-Life segment

	For the three months ended					For the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Net premiums written	$1,147	$620	$723	$814	$1,236	$3,392	$3,185

Net premiums earned	$724	$844	$920	$808	$763	$3,334	$3,203

Losses and loss expenses	(405)	(603)	(623)	(438)	(468)	(2,131)	(1,627)
Acquisition costs	(172)	(204)	(200)	(194)	(179)	(777)	(734)

Technical result	$147	$37	$97	$176	$116	$426	$842

Other income (loss)	3	6	(5)	2	1	4	7
Other operating expenses	(54)	(56)	(55)	(63)	(57)	(231)	(214)

Underwriting result	$96	$(13)	$37	$115	$60	$199	$635

Loss ratio (1)	55.9%	71.3%	67.8%	54.2%	61.3%	63.9%	50.8%
Acquisition ratio (2)	23.7	24.3	21.7	24.0	23.5	23.3	22.9

Technical ratio (3)	79.6%	95.6%	89.5%	78.2%	84.8%	87.2%	73.7%
Other operating expense ratio (4)	7.4	6.6	6.0	7.7	7.5	6.9	6.7

Combined ratio (5)	87.0%	102.2%	95.5%	85.9%	92.3%	94.1%	80.4%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

U.S. sub-segment

	For the three months ended					For the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Net premiums written	$312	$223	$264	$246	$332	$1,064	$1,020

Net premiums earned	$241	$261	$276	$285	$266	$1,088	$999

Losses and loss expenses	(162)	(202)	(212)	(227)	(171)	(812)	(608)
Acquisition costs	(63)	(63)	(67)	(64)	(66)	(261)	(241)

Technical result	$16	$(4)	$(3)	$(6)	$29	$15	$150

Loss ratio (1)	66.9%	77.3%	76.9%	79.6%	64.2%	74.6%	60.8%
Acquisition ratio (2)	26.2	24.5	24.2	22.7	24.9	24.0	24.1

Technical ratio (3)	93.1%	101.8%	101.1%	102.3%	89.1%	98.6%	84.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	45%	40%	44%	47%	48%	45%	50%
Agriculture	15	28	20	32	16	23	12
Property	18	18	16	11	16	15	14
Multiline	10	2	6	3	10	6	9
Motor	8	4	7	4	5	5	7
Other	4	8	7	3	5	6	8

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Net premiums written	$299	$123	$137	$132	$373	$765	$738

Net premiums earned	$157	$215	$195	$186	$201	$797	$758

Losses and loss expenses	(75)	(122)	(98)	(87)	(147)	(454)	(523)
Acquisition costs	(41)	(51)	(47)	(48)	(52)	(198)	(191)

Technical result	$41	$42	$50	$51	$2	$145	$44

Loss ratio (1)	47.9%	56.6%	50.3%	46.7%	73.4%	56.9%	69.0%
Acquisition ratio (2)	26.0	23.8	24.2	25.6	25.9	24.9	25.2

Technical ratio (3)	73.9%	80.4%	74.5%	72.3%	99.3%	81.8%	94.2%

Distribution of Net Premiums Written by Major Lines of Business:
Property	66%	57%	60%	63%	64%	62%	68%
Casualty	13	15	13	13	17	15	15
Motor	21	28	27	24	19	23	17

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended					For the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Net premiums written	$331	$251	$274	$291	$333	$1,150	$1,026

Net premiums earned	$247	$266	$290	$272	$219	$1,046	$1,006

Losses and loss expenses	(157)	(245)	(185)	(144)	(148)	(721)	(450)
Acquisition costs	(60)	(80)	(72)	(75)	(54)	(281)	(260)

Technical result	$30	$(59)	$33	$53	$17	$44	$296

Loss ratio (1)	63.6%	92.0%	63.8%	52.8%	67.7%	69.0%	44.7%
Acquisition ratio (2)	24.4	30.1	24.8	27.7	24.6	26.8	25.9

Technical ratio (3)	88.0%	122.1%	88.6%	80.5%	92.3%	95.8%	70.6%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	9%	22%	18%	15%	11%	16%	17%
Credit/Surety	14	22	21	20	19	20	19
Engineering	15	22	16	20	16	19	20
Energy	13	6	8	9	4	7	7
Marine	15	12	14	12	12	13	13
Specialty casualty	17	8	12	13	19	13	12
Specialty property	12	3	6	6	15	8	8
Other	5	5	5	5	4	4	4

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended					For the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Net premiums written	$205	$23	$48	$145	$198	$413	$401

Net premiums earned	$79	$102	$159	$65	$77	$403	$440

Losses and loss expenses	(11)	(34)	(128)	20	(2)	(144)	(46)
Acquisition costs	(8)	(10)	(14)	(7)	(7)	(37)	(42)

Technical result	$60	$58	$17	$78	$68	$222	$352

Loss ratio (1)	14.1%	33.4%	80.8%	(30.7)%	2.0%	35.8%	10.5%
Acquisition ratio (2)	9.6	9.4	8.7	10.2	9.1	9.2	9.6

Technical ratio (3)	23.7%	42.8%	89.5%	(20.5)%	11.1%	45.0%	20.1%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended					For the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Net premiums written	$160	$131	$141	$136	$170	$579	$569

Net premiums earned	$140	$136	$149	$146	$145	$576	$571

Life policy benefits	(113)	(116)	(114)	(111)	(122)	(463)	(455)
Acquisition costs	(28)	(29)	(32)	(34)	(25)	(120)	(116)

Technical result	$(1)	$(9)	$3	$1	$(2)	$(7)	$—

Other income	1	—	—	—	—	—	—
Other operating expenses	(10)	(11)	(11)	(12)	(9)	(43)	(33)

Underwriting result	$(10)	$(20)	$(8)	$(11)	$(11)	$(50)	$(33)

Net investment income	15	16	17	18	15	67	54

Allocated underwriting result (1)	$5	$(4)	$9	$7	$4	$17	$21

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	86%	86%	86%	85%	86%	86%	82%
Longevity	10	11	11	12	12	11	15
Health	4	3	3	3	2	3	3

Total	100%	100%	100%	100%	100%	100%	100%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended					For the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Technical result	$1	$4	$(6)	$2	$2	$1	$3

Other income (loss)	1	2	1	3	—	6	(24)
Corporate expenses	(16)	(18)	(16)	(18)	(22)	(75)	(67)
Other operating expenses	(4)	(4)	(5)	(4)	(4)	(16)	(13)

Net investment income	118	128	129	127	122	506	469

Net realized and unrealized investment (losses) gains(1)	(70)	64	(324)	(296)	25	(531)	(72)
Net realized gain on purchase of capital efficient notes	89	—	—	—	—	—	—
Interest expense	(9)	(13)	(12)	(15)	(12)	(51)	(54)
Net foreign exchange (losses) gains	(3)	14	(5)	2	(4)	6	(15)
Income tax (expense) benefit	(60)	(60)	40	53	(43)	(10)	(82)
Interest in (losses) earnings of equity investments(A)	(6)	(5)	—	(2)	1	(5)	(83)

PartnerRe’s interest in ChannelRe Holdings’ net loss(A)	—	—	—	—	—	—	(93)

(1)	Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.
(A)	The Company reports the results of equity investments on a one-quarter lag. The 2007 period includes the Company’s share of ChannelRe Holdings’ net loss and a charge which represents the write-down of its total investment in ChannelRe Holdings due to anticipated unrealized mark-to-market losses on Channel Reinsurance Ltd’s credit derivative portfolio, which it expected to incur during the three-months ended December 31, 2007, for a total of $92.8 million.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	14%	14%	16%	14%	16%	15%	17%
Property	19	15	14	11	21	16	17
Motor	6	6	6	4	6	6	5
Multiline and other	3	2	3	2	3	3	3
Specialty
Agriculture	5	10	7	10	5	7	4
Aviation/Space	2	7	6	5	3	5	5
Catastrophe	16	3	6	15	14	10	11
Credit/Surety	5	9	8	7	5	7	7
Engineering	4	7	5	6	4	5	5
Energy	3	2	2	3	1	2	2
Marine	4	4	5	3	3	4	4
Specialty casualty	4	3	4	4	4	4	3
Specialty property	3	1	2	2	3	2	2
Life	12	17	16	14	12	14	15

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	49%	45%	42%	39%	52%	46%	45%
North America	38	42	44	47	36	41	42
Latin America, Caribbean and Africa	7	9	9	7	7	8	7
Asia, Australia and New Zealand	6	4	5	7	5	5	6

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	69%	69%	71%	75%	70%	71%	69%
Direct	31	31	29	25	30	29	31

	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Distribution of Gross Premiums Written by Treaty Type
Non-life sub-segment:
U.S.
Non-Proportional	45%	14%	32%	30%	45%	32%	37%
Proportional	55	86	68	70	55	68	63

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non U.S.) P&C
Non-Proportional	34%	6%	18%	13%	36%	24%	25%
Proportional	66	94	82	87	64	76	75

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non U.S.) Specialty
Non-Proportional	23%	7%	12%	13%	26%	15%	15%
Proportional	77	93	88	87	74	85	85

Total	100%	100%	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	99%	96%	97%	97%	98%	97%	99%
Proportional	1	4	3	3	2	3	1

Total	100%	100%	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	45%	12%	26%	33%	45%	32%	35%
Proportional	55	88	74	67	55	68	65

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	March 31, 2009 (1)		December 31, 2008 (1)		September 30, 2008 (1)		June 30, 2008 (1)		March 31, 2008 (1)		December 31, 2007		December 31, 2006
Investments:
Fixed maturities
U.S. government	$881	8%	$836	7%	$614	6%	$874	8%	$1,135	10%	$1,217	11%	$1,000	10%
Government Sponsored Entities (GSEs)	80	1	95	1	249	2	271	2	297	2	328	3	358	4
Other foreign governments	2,869	27	2,824	26	2,839	26	2,917	25	3,112	27	2,821	26	1,985	21
Corporates	3,392	31	3,413	31	3,286	30	3,503	30	3,225	28	2,861	26	2,341	24
Mortgage/asset-backed securities	3,058	28	3,014	28	2,787	26	2,723	24	2,607	22	2,272	21	2,152	22

Total fixed maturities	10,280	95	10,182	93	9,775	90	10,288	89	10,376	89	9,499	87	7,836	81
Short-term investments	69	1	117	1	114	1	108	1	144	1	97	1	134	1
Equities	426	4	513	5	858	8	1,065	9	1,100	9	872	8	1,015	11
Trading securities	—	—	—	—	—	—	—	—	—	—	399	4	600	6
Other invested assets	55	—	74	1	113	1	100	1	71	1	50	—	105	1

Total investments	$10,830	100%	$10,886	100%	$10,860	100%	$11,561	100%	$11,691	100%	$10,917	100%	$9,690	100%

Cash and cash equivalents	$572		$838		$676		$480		$498		$655		$989
Total investments and cash	11,402		11,724		11,536		12,041		12,189		11,572		10,679

Maturity distribution:
One year or less	$452	4%	$545	5%	$705	7%	$754	7%	$817	8%	$730	7%	$848	11%
More than one year through five years	3,697	36	3,649	35	3,528	36	3,611	35	3,680	35	3,444	36	2,610	33
More than five years through ten years	2,791	27	2,730	27	2,518	25	2,896	28	3,026	29	2,764	29	2,000	25
More than ten years	351	3	361	4	351	4	412	4	390	3	386	4	360	4

Subtotal	7,291	70	7,285	71	7,102	72	7,673	74	7,913	75	7,324	76	5,818	73
Mortgage/asset-backed securities	3,058	30	3,014	29	2,787	28	2,723	26	2,607	25	2,272	24	2,152	27

Total	$10,349	100%	$10,299	100%	$9,889	100%	$10,396	100%	$10,520	100%	$9,596	100%	$7,970	100%

Credit quality by market value:
AAA	62%		62%		59%		59%		64%		65%		65%
AA	6		5		8		8		7		7		5
A	19		19		17		17		14		12		14
BBB	10		11		12		12		11		12		11
Below Investment Grade/Unrated	3		3		4		4		4		4		5

	100%		100%		100%		100%		100%		100%		100%

Expected average duration	3.0 Yrs		3.1 Yrs		4.1 Yrs		3.8 Yrs		4.0 Yrs		3.9 Yrs		4.1 Yrs
Average yield to maturity at market	4.8%		5.2%		5.4%		5.0%		4.4%		4.7%		4.9%
Average credit quality	AA		AA		AA		AA		AA		AA		AA

(1)	On January 1, 2008, the Company adopted SFAS 159. Following the adoption of SFAS 159, the fixed maturities, short-term investments and equities previously classified as available for sale securities are classified as trading securities.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

	March 31, 2009
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$1,103,318	32.5%	9.7%	0.9%
Communications	501,178	14.8	4.4	0.8
Consumer noncyclical	487,892	14.4	4.3	0.3
Industrials	253,665	7.5	2.2	0.3
Consumer cyclical	202,099	6.0	1.8	0.3
Utilities	195,411	5.8	1.7	0.2
Catastrophe bonds	195,101	5.7	1.7	0.4
Energy	172,263	5.1	1.5	0.2
Insurance	123,115	3.6	1.1	0.2
Materials	88,101	2.6	0.8	0.2
Technology	51,068	1.5	0.4	0.1
Real estate investment trusts	18,499	0.5	0.1	0.0

Total Corporate bonds	$3,391,710	100.0%	29.7%

Finance sector - Corporate bonds
Banks	$487,122	14.4%	4.3%
Investment banking and brokerage	215,256	6.3	1.9
Commercial and consumer finance	205,731	6.1	1.8
Financial services	161,403	4.7	1.4
Other	33,806	1.0	0.3

Total finance sector - Corporate bonds	$1,103,318	32.5%	9.7%

	AAA	AA	A	BBB	Non-Investment Grade	Total
Credit quality of finance sector - Corporate bonds
Banks	$—	$104,032	$359,471	$20,017	$3,602	$487,122
Investment banking and brokerage	7,054	18,547	184,350	5,305	—	215,256
Commercial and consumer finance	—	5,336	148,136	46,608	5,651	205,731
Financial services	31,114	78,980	34,314	16,995	—	161,403
Other	1,711	6,562	10,228	10,979	4,326	33,806

Total finance sector - Corporate bonds	$39,879	$213,457	$736,499	$99,904	$13,579	$1,103,318

% of total	3.6%	19.3%	66.8%	9.1%	1.2%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 23.0% of the Company’s total corporate bonds. The single largest issuer accounts for 3.3% of the Company’s total corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	March 31, 2009
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Consumer noncyclical	$93,853	25.5%	0.8%	0.1%
Energy	47,410	12.9	0.4	0.1
Finance	38,730	10.5	0.4	—
Communications	37,271	10.1	0.3	0.1
Technology	35,837	9.8	0.3	0.1
Consumer cyclical	35,164	9.6	0.3	—
Industrials	27,411	7.5	0.2	—
Materials	20,985	5.7	0.2	0.1
Insurance	20,851	5.7	0.2	0.1
Utilities	6,036	1.6	0.1	—
Real estate investment trusts	3,011	0.8	—	—
Diversified	1,153	0.3	—	—

Total equities	$367,712	100.0%	3.2%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	32,167		0.3
Funds and ETFs holding equities	26,537		0.2

Total equities	$426,416		3.7%

Concentration of investment risk

The Top 10 common stock issuers, excluding equity securities held in mutual funds and exchange traded funds, account for 21.8% of the Company’s total equities. The single largest issuer accounts for 4.2% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at March 31, 2009
	GNMA	GSEs	AAA	AA	A	BBB	Non- Investment Grade	Total
U.S. Asset-Backed Securities	$—	$—	$244,807	$93,457	$58,611	$14,748	$66,743	$478,366
U.S. Collaterized Mortgage Obligations	6,462	52,684	—	633	738	—	—	60,517
U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	35,457	—	23,484	1,908	—	60,849
U.S. Mortgage Backed Securities (MBS)	214,655	1,972,797	24,917	—	—	—	—	2,212,369
U.S. MBS Interest Only	—	14,586	—	—	—	—	—	14,586

Subtotal U.S. mortgage/asset-backed securities	$221,117	$2,040,067	$305,181	$94,090	$82,833	$16,656	$66,743	$2,826,687

Non-U.S. Asset-Backed Securities	$—	$—	$2,394	$4,853	$8,583	$2,037	$—	$17,867
Non-U.S. Collaterized Mortgage Obligations	—	—	79,207	1,880	—	784	—	81,871
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	14,805	—	—	—	—	14,805
Non-U.S. Mortgage Backed Securities	—	—	108,017	6,470	—	2,308	—	116,795

Subtotal Non-U.S. mortgage/asset-backed securities	$—	$—	$204,423	$13,203	$8,583	$5,129	$—	$231,338

Total mortgage/asset-backed securities	$221,117	$2,040,067	$509,604	$107,293	$91,416	$21,785	$66,743	$3,058,025

Corporate Securities	—	79,580	—	—	—	—	—	79,580

Total	$221,117	$2,119,647	$509,604	$107,293	$91,416	$21,785	$66,743	$3,137,605

% of total	7.1%	67.6%	16.2%	3.4%	2.9%	0.7%	2.1%	100.0%

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	March 31, 2009
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$21,979	$—	$21,979	$—	$21,979
Principal Finance - Derivative Exposure Assumed	—	(39,514)	(39,514)	248,926	209,412
Insurance-Linked Securities	—	(347)	(347)	50,532	50,185
Strategic Investments	75,832	—	75,832	—	75,832

Total other invested assets - Private Markets Exposure Assumed	97,811	(39,861)	57,950	299,458	357,408

Other Credit Derivatives - Exposure Assumed	—	(11,770)	(11,770)	21,370	9,600
Principal Finance Derivative - Protection Purchased	—	10,202	10,202	(19,000)	(8,798)
Other Credit Derivatives - Protection Purchased	—	9,760	9,760	(241,422)	(231,662)

Other (2)	9,825	(21,198)	(11,373)

Total other invested assets	$107,636	$(52,867)	$54,769

(1)	The total net exposures originated in Private Markets are $898 million. In addition to the net exposures listed above of $357 million and the Private Markets protection purchased of ($9) million, the Company has the following other net exposures originated in Private Markets:

- Principal Finance: $256 million of bonds listed under Investments - Fixed Maturities and $5 million of limits on transactions that use reinsurance accounting for a total exposure of $483 million.

- Insurance-Linked Securities: $205 million of bonds listed under Investments - Fixed Maturities and $83 million of limits on transactions that use reinsurance accounting for a total exposure of $338 million.

- Strategic Investments: $1 million of assets listed under Other Assets for a total exposure of $77 million.

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains (1)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2009 (1)	December 31, 2008 (1)	September 30, 2008 (1)	June 30, 2008 (1)	March 31, 2008 (1)	December 31, 2008 (1)	December 31, 2007
Fixed maturities	$129,135	$134,729	$131,289	$129,056	$119,676	$514,751	$421,672
Short-term investments, trading securities, cash and cash equivalents	1,902	3,795	4,099	4,695	6,295	18,884	55,618
Equities	3,096	6,534	7,366	7,155	8,360	29,415	36,383
Funds held and other	7,377	7,490	10,136	10,779	8,856	37,261	32,339
Investment expenses	(8,383)	(8,227)	(6,752)	(6,191)	(6,177)	(27,347)	(22,753)

Net investment income	$133,127	$144,321	$146,138	$145,494	$137,010	$572,964	$523,259

Net realized investment gains (losses) on fixed maturities and short-term investments, excluding other-than-temporary impairments (2)	$20,284	$12,883	$(91,845)	$17,844	$45,042	$(16,076)	$(16,842)
Net realized investment (losses) gains on equities, excluding other-than-temporary impairments	(41,408)	(126,362)	(57,681)	(20,658)	(25,780)	(230,481)	82,037
Other-than-temporary impairments	—	—	—	—	—	—	(124,997)
Net realized gains on trading securities	—	—	—	—	—	—	18,667
Change in net unrealized investment losses on trading securities	—	—	—	—	—	—	(31,308)
Net realized and unrealized investment losses on equity securities sold but not yet purchased	—	—	—	—	—	—	(9,398)
Net realized and unrealized gains on designated hedging activities	—	—	—	—	—	—	7,482
Net realized gains (losses) on other invested assets	16,308	28,305	(35,347)	(16,040)	23,440	358	10,408
Change in net unrealized (losses) gains on other invested assets	(20,047)	(10,933)	2,330	13,947	(2,132)	3,212	—
Change in net unrealized investment (losses) gains on fixed maturities subject to the fair value option under SFAS 159	(48,371)	176,067	(97,577)	(303,100)	73,750	(150,860)	—
Change in net unrealized investment (losses) gains on short-term investments subject to the fair value option under SFAS 159	(375)	1,915	(1,049)	(193)	(122)	551	—
Change in net unrealized investment gains (losses) on equities subject to the fair value option under SFAS 159	3,489	(14,052)	(56,280)	14,784	(89,086)	(144,634)	—
Net other realized and unrealized investment (losses) gains	—	(3,856)	13,265	(2,839)	—	6,570	(8,541)

Net realized and unrealized investment (losses) gains	$(70,120)	$63,967	$(324,184)	$(296,255)	$25,112	$(531,360)	$(72,492)

(1)	The Company adopted SFAS 159 effective January 1, 2008. For all periods prior to the adoption of SFAS 159, unrealized gains and losses, net of tax, on available for sale securities were recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets. Following the adoption of SFAS 159, the Company’s available for sale securities have been reclassified as trading securities and all changes in pre-tax unrealized investment gains and losses are recorded in net realized and unrealized investment gains (losses) in the Consolidated Statements of Operations. Net investment income and net realized and unrealized investment gains and losses on securities previously classified as trading have been recorded within the related investments classification (fixed maturities or equities) beginning in 2008, and the change in net unrealized investment gains and losses on such securities are included in change in net unrealized investment gains and losses on securities subject to the fair value option under SFAS 159.
(2)	Net realized investment losses on fixed maturities and short-term investments includes a $ 95,117 write-down of defaulted securities for the three months ended September 30, 2008 and the year ended December 31, 2008.

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$7,510,666	$7,484,625	$7,614,036	$7,573,371	$7,231,436	$7,231,436	$6,870,785
Reinsurance recoverable at beginning of period	(125,215)	(125,248)	(133,385)	(135,629)	(132,479)	(132,479)	(138,585)

Net liability at beginning of period	7,385,451	7,359,377	7,480,651	7,437,742	7,098,957	7,098,957	6,732,200

Net incurred losses related to:
Current year	505,497	670,595	740,948	567,961	584,670	2,564,174	2,041,752
Prior years	(99,583)	(68,080)	(102,505)	(130,667)	(116,684)	(417,936)	(414,043)

	405,914	602,515	638,443	437,294	467,986	2,146,238	1,627,709
Net losses paid	(337,094)	(396,595)	(445,973)	(395,895)	(342,356)	(1,580,819)	(1,620,367)
Effects of foreign exchange rate changes	(189,091)	(179,846)	(313,744)	1,510	213,155	(278,925)	359,415

Net liability at end of period	7,265,180	7,385,451	7,359,377	7,480,651	7,437,742	7,385,451	7,098,957
Reinsurance recoverable at end of period	128,025	125,215	125,248	133,385	135,629	125,215	132,479

Gross liability at end of period	$7,393,205	$7,510,666	$7,484,625	$7,614,036	$7,573,371	$7,510,666	$7,231,436

Breakdown of gross liability at end of period:
Case reserves	$3,075,384	$3,107,780	$3,095,309	$3,198,182	$3,163,431	$3,107,780	$3,062,414
Additional case reserves	271,084	311,408	290,115	304,796	320,706	311,408	306,487
Incurred but not reported reserves	4,046,737	4,091,478	4,099,201	4,111,058	4,089,234	4,091,478	3,862,535

Gross liability at end of period	$7,393,205	$7,510,666	$7,484,625	$7,614,036	$7,573,371	$7,510,666	$7,231,436

Breakdown of gross liability at end of period by Non-life sub-segment:
U.S.	$2,859,266	$2,807,091	$2,707,225	$2,674,545	$2,581,781	$2,807,091	$2,515,820
Global (Non-U.S.) P&C	2,157,454	2,291,856	2,428,686	2,658,505	2,708,713	2,291,856	2,542,278
Global (Non-U.S.) Specialty	2,062,985	2,082,290	2,003,353	2,049,163	2,009,980	2,082,290	1,887,187
Catastrophe	313,500	329,429	345,361	231,823	272,897	329,429	286,151

Gross liability at end of period	$7,393,205	$7,510,666	$7,484,625	$7,614,036	$7,573,371	$7,510,666	$7,231,436

Unrecognized time value of non-life reserves	$738,705	$732,982	$1,046,590	$1,184,280	$1,053,231	$732,982	$1,121,912

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	83.0%	65.8%	69.9%	90.5%	73.2%	73.7%	99.6%
Non-life paid losses to net premiums earned ratio	46.4%	46.8%	48.0%	48.9%	44.8%	47.2%	50.5%

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,432,015	$1,526,275	$1,641,389	$1,600,447	$1,541,687	$1,541,687	$1,430,691
Reinsurance recoverable at beginning of period	(24,102)	(31,968)	(40,163)	(44,458)	(43,098)	(43,098)	(42,542)

Net liability at beginning of period	1,407,913	1,494,307	1,601,226	1,555,989	1,498,589	1,498,589	1,388,149

Net incurred losses related to:
Current year	105,736	101,945	108,506	111,785	116,419	438,655	453,099
Prior years	7,249	14,411	5,012	(359)	5,263	24,327	1,653

	112,985	116,356	113,518	111,426	121,682	462,982	454,752

Net losses paid	(68,527)	(69,260)	(107,837)	(68,124)	(107,217)	(352,438)	(430,281)

Effects of foreign exchange rate changes	(53,292)	(133,490)	(112,600)	1,935	42,935	(201,220)	85,969

Net liability at end of period	1,399,079	1,407,913	1,494,307	1,601,226	1,555,989	1,407,913	1,498,589
Reinsurance recoverable at end of period	22,341	24,102	31,968	40,163	44,458	24,102	43,098

Gross liability at end of period	$1,421,420	$1,432,015	$1,526,275	$1,641,389	$1,600,447	$1,432,015	$1,541,687

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Prior year net favorable (adverse) reserve development:

Non-life segment:
U.S.	$21,460	$37,477	$16,221	$22,378	$15,725
Global (Non-U.S.) P&C	51,812	15,957	40,568	51,959	57,550
Global (Non-U.S.) Specialty	24,710	(4,013)	21,107	31,880	32,865
Catastrophe	1,601	18,659	24,609	24,450	10,544

Total Non-life net prior year reserve development	$99,583	$68,080	$102,505	$130,667	$116,684

Life segment	$(7,249)	$(14,411)	$(5,012)	$359	$(5,263)

	For the year ended
	December 31, 2008	December 31, 2007
Prior year net favorable (adverse) reserve development:

Non-life segment:
U.S.	$91,801	$72,261
Global (Non-U.S.) P&C	166,034	96,976
Global (Non-U.S.) Specialty	81,839	202,130
Catastrophe	78,262	42,676

Total Non-life net prior year reserve development	$417,936	$414,043

Life segment	$(24,327)	$(1,653)

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

	For the three months ended					For the year ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2008	December 31, 2007
Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders’ equity(1) calculated with net income (loss) available to common shareholders	14.4%	9.1%	(16.9)%	(3.6)%	12.7%	0.3%	20.9%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning common shareholders’ equity(1) (2)	(8.1)	3.9	(29.6)	(23.0)	1.0	(11.9)	(1.7)
Annualized net realized gain on purchase of capital efficient notes, net of tax, on beginning common shareholders’ equity(1)	6.2	—	—	—	—	—	—
Interest in (losses) earnings of equity investments, net of tax, on beginning common shareholders’ equity (1)	(0.6)	(0.5)	(0.1)	0.1	0.1	(0.1)	(2.6)

Annualized operating return on beginning common shareholders’ equity(1)	16.9%	5.7%	12.8%	19.3%	11.6%	12.3%	25.2%

Net income (loss)	$141,521	$95,290	$(151,719)	$(26,024)	$129,020	$46,567	$717,812
Less:
Net realized and unrealized investment (losses) gains, net of tax(2)	(74,478)	37,637	(281,129)	(219,063)	8,936	(453,621)	(56,288)
Net realized gain on purchase of capital efficient notes, net of tax	56,955	—	—	—	—	—	—
Interest in (losses) earnings of equity investments, net of tax	(5,329)	(4,909)	(552)	578	1,242	(3,641)	(82,867)
Dividends to preferred shareholders	8,631	8,631	8,631	8,631	8,631	34,525	34,525

Operating earnings available to common shareholders	$155,742	$53,931	$121,331	$183,830	$110,211	$469,304	$822,442

Per diluted share:
Net income (loss)	$2.32	$1.53	$(3.01)	$(0.64)	$2.16	$0.22	$11.87
Less:
Net realized and unrealized investment (losses) gains, net of tax(2)	(1.30)	0.67	(5.27)	(4.04)	0.16	(8.15)	(0.98)
Net realized gain on purchase of capital efficient notes, net of tax	0.99	—	—	—	—	—	—
Interest in (losses) earnings of equity investments, net of tax	(0.09)	(0.09)	(0.01)	0.01	0.02	(0.06)	(1.44)

Operating earnings	$2.72	$0.95	$2.27	$3.39	$1.98	$8.43	$14.29

(1)	Excluding cumulative preferred shares: 2009, 2008 and 2007, $520,000.
(2)	Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2006
Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$4,282,067	$4,199,108	$4,084,686	$4,409,242	$4,472,604	$4,321,557	$3,785,847
Less:
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	290,000	290,000	290,000	290,000	290,000	290,000
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	230,000	230,000	230,000	230,000	230,000	230,000

Common shareholders’ equity	3,762,067	3,679,108	3,564,686	3,889,242	3,952,604	3,801,557	3,265,847

Less:
Net unrealized (losses) gains on fixed income securities, net of tax	(110,311)	(35,263)	(174,349)	(96,837)	139,920	71,958	(18,694)

Book value excluding net unrealized gains or losses on fixed income securities, net of tax	$3,872,378	$3,714,371	$3,739,035	$3,986,079	$3,812,684	$3,729,599	$3,284,541

Divided by:
Number of common and common share equivalents outstanding	57,388.2	57,533.9	54,519.3	55,388.3	55,725.7	55,936.4	58,248.8

Equals:
Diluted book value per common and common share equivalents outstanding excluding net unrealized gains or losses on fixed income securities, net of tax	$67.48	$64.56	$68.58	$71.97	$68.42	$66.68	$56.39

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	December 31, 2006
Total shareholders’ equity	$4,282,067	$4,199,108	$4,084,686	$4,409,242	$4,472,604	$4,321,557	$3,785,847
Less: preferred shares	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)

Common shareholders’ equity	$3,762,067	$3,679,108	$3,564,686	$3,889,242	$3,952,604	$3,801,557	$3,265,847

Basic common shares outstanding	56,579.1	56,453.3	53,275.9	54,004.9	54,262.9	54,250.5	57,076.3

Basic book value per common share	$66.49	$65.17	$66.91	$72.02	$72.84	$70.07	$57.22

Diluted book value per common share

Common shareholders’ equity	$3,762,067	$3,679,108	$3,564,686	$3,889,242	$3,952,604	$3,801,557	$3,265,847

Basic common shares outstanding	56,579.1	56,453.3	53,275.9	54,004.9	54,262.9	54,250.5	57,076.3
Add: Stock options and other	2,308.4	2,365.8	2,419.8	2,820.1	3,002.5	3,018.5	3,339.2
Add: Restricted stock units	741.7	751.0	751.5	748.9	690.5	680.6	397.6
Add: Forward sale contract	—	—	—	—	—	115.4	—
Less: Stock options and other bought back via treasury stock method	(2,241.0)	(2,036.2)	(1,927.9)	(2,185.6)	(2,230.2)	(2,128.6)	(2,564.3)

Diluted common and common share equivalents outstanding	57,388.2	57,533.9	54,519.3	55,388.3	55,725.7	55,936.4	58,248.8

Diluted book value per common share	$65.55	$63.95	$65.38	$70.22	$70.93	$67.96	$56.07

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contract, if any, are also added to determine the diluted common and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the three months ended March 31, 2009
	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity / diluted book value per common share at beginning of period	$3,679	$63.95

Technical result	147	2.56
Other operating expenses	(84)	(1.47)
Net investment income	133	2.32
Other, net	(6)	(0.10)
Operating income tax expense	(25)	(0.44)
Preferred dividends	(9)	(0.15)

Operating earnings	156	2.72

Net realized and unrealized investment losses, net of tax	(75)	(1.30)
Net realized gain on purchase of capital efficient notes, net of tax	57	0.99
Interest in losses of equity investments, net of tax	(5)	(0.09)

Net income available to common shareholders	133	2.32

Common share dividends	(27)	(0.47)
Change in currency translation adjustment	(31)	(0.54)
Issuance of common shares, net	6	(0.04)
Other, net	2	0.04

Impact of change in number of common and common share equivalents outstanding	n/a	0.29

Common shareholders’ equity / diluted book value per common share at end of period	$3,762	$65.55

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the year ended December 31, 2008		As of and for the year ended December 31, 2007
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity / diluted book value per common share at beginning of period	$3,802	$67.96	$3,266	$56.07

Technical result	420	7.55	845	14.69
Other operating expenses	(365)	(6.56)	(327)	(5.69)
Net investment income	573	10.30	523	9.09
Other, net	(35)	(0.63)	(86)	(1.50)
Operating income tax expense	(89)	(1.61)	(98)	(1.70)
Preferred dividends	(35)	(0.62)	(35)	(0.60)

Operating earnings	469	8.43	822	14.29

Net realized investment losses, net of tax(1)	(453)	(8.15)	(56)	(0.98)
Interest in losses of equity investments, net of tax	(4)	(0.06)	(83)	(1.44)

Net income available to common shareholders	12	0.22	683	11.87

Common share dividends	(100)	(1.84)	(96)	(1.72)
Change in currency translation adjustment	(163)	(2.93)	129	2.24
Change in net unrealized gains or losses on investments, net of tax	15	0.27	38	0.66
Issuance (repurchase) of common shares, net	126	(0.42)	(213)	(0.98)
Other, net	(13)	(0.23)	(5)	(0.08)

Impact of change in number of common and common share equivalents outstanding	n/a	0.92	n/a	(0.10)

Common shareholders’ equity / diluted book value per common share at end of period	$3,679	$63.95	$3,802	$67.96

(1)	Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.